Exhibit 24

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Reid T. Campbell does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2026.

                                /s/ Reid T. Campbell

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Peter M. Carlson does hereby make, constitute and appoint Liam P. Caffrey and Michael A. Papamichael, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of February, 2026.

                                /s/ Peter M. Carlson

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Mary C. Choksi does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2026.

                                /s/ Mary C. Choksi

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Margaret Dillon does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 22nd day of February, 2026.

                                /s/ Margaret Dillon

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Philip A. Gelston does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 21st day of February, 2026.

                                /s/ Philip A. Gelston

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Weston M. Hicks does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of February, 2026.

                                /s/ Weston M. Hicks

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Suzanne F. Shank does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 21st day of February, 2026.

                                /s/ Suzanne F. Shank

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that David A. Tanner does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of February, 2026.

                                /s/ David A. Tanner

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that Steven M. Yi does hereby make, constitute and appoint Liam P. Caffrey and Peter M. Carlson, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 21st day of February, 2026.

                                /s/ Steven M. Yi